MATTHEW 25 FUND, INC.
                           NOTICE OF SPECIAL MEETING
                                  TO BE HELD
                                 May 11, 1998

Notice is hereby given that a Special Meeting of Shareholders of the Matthew 25 Fund, Inc. will be held May 11, 1998, at 8:00 PM at 605 Cloverly Avenue, Jenkin-town, Pennsylvania 19046. The Board of Directors has fixed the close of busi-ness April 15, 1998 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.

PURPOSE OF THE MEETING
The purpose of the meeting is to obtain shareholder approval to increase the au-thorized number of shares that the Matthew 25 Fund may issue. The Fund was originally incorporated with 1,500,000 authorized shares and has almost issued its maximum allowable shares. Therefore the Board of Directors requests your approval to amend the Fund's Articles of Incorporation, for the Commonwealth of Pennsylvania, in order to increase the number of authorized shares for the Fund to 100,000,000.

Increasing the number of shares does not affect the value of your shares; it only allows more shares to be issued and thus increase the size of the Matthew 25 Fund. Management and the Board of Directors believes certain fixed costs will be reduced on a per share basis if the Fund increases its shares issued.

ADMINISTRATOR AND UNDERWRITER
The Fund acts as its own Administrator and Underwriter.

INVESTMENT ADVISER
Matthew 25 Management Corp. is the Investment Adviser to the Fund. Its office is located at 605 Cloverly Avenue Jenkintown, Pennsylvania 19046.





     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A
      SHAREHOLDER UPON REQUEST.  ADDRESS AND PHONE NUMBER ARE AS FOLLOWS:

                                MATTHEW 25 FUND
                              605 CLOVERLY AVENUE
                              JENKINTOWN, PA 19046
                                 1-888-M25-FUND





              IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
               PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
                 PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.









                              MATTHEW 25 FUND, INC.
                              605 Cloverly Avenue
                              Jenkintown, PA 19046

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                                  May 11, 1998

Enclosed herewith is a Notice of Special Meeting of Shareholders of the Matthew 25 Fund (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund. The Proxy may be revoked at any time before it is exercised either by mailing notification to the Fund, a later dated Proxy, or in person at the meet-ing, and any shareholder attending the meeting in person may vote at the Meeting whether or not he or she has previously filed the Proxy.

You are requested to insert your instructions on the enclosed Proxy and then sign, date and return it. The cost of soliciting Proxies will be borne by the Fund.

There is one class of capital stock of the Fund with equal voting rights. On April 15, 1998, the record date, there were 249 shareholders and 1,496,563,954 shares outstanding. In all matters each share has one vote per share and frac-tional shares will have an equivalent fractional vote.





































                   PROXY - SOLICITED BY THE BOARD OF DIRECTORS

             MATTHEW 25 FUND INC. SPECIAL  MEETING OF SHAREHOLDERS
                                 MAY 11, 1998


The Special Meeting of the Matthew 25 Fund, Inc. will be held May 11, 1998 at 605 Cloverly Avenue, Jenkintown, Pennsylvania 19046. The undersigned hereby appoints Mark Mulholland as proxy to represent and to vote all shares of the undersigned at the Special Meeting of Shareholders and all adjournments thereof, with all powers the undersigned would posses if personally present, upon the matter specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT HIS DISCRETION ON ANY MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR the following item.

        1 - Proposal to increase the authorized shares of the Matthew 25 Fund, Inc. by 98,500,000 shares and to amend section 4 of its Articles of In-corporation for the Commonwealth of Pennsylvania and restate it in its entirety to read as follows:

                The aggregate number of shares authorized is: 100,000,000

        ____ FOR         ____AGAINST         ____ABSTAIN




Please mark, date, sign and return the proxy promptly. For joint registrations, both parties should sign.








                                                _____________________________
                                                No. of shares as of 4/15/98





Dated__________________, 1998          _________________________________________
                                                Shareholder's Signature



                                       _________________________________________
                                               Shareholder's Signature